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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 31, 2000


                             GRACE DEVELOPMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



 COLORADO                             0-25582                     84-1110469
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 (STATE OR OTHER              (COMMISSION FILE NUMBER)         (IRS EMPLOYER
 JURISDICTION OF                                               IDENTIFICATION
 INCORPORATION)                                                    NUMBER)


         1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                    30324
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (404) 633-3831




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                INTRODUCTORY NOTE

         On April 14, 2000, the Registrant filed Amendment No. 1 to its Current Report on Form 8-K dated January 31, 2000 ("Amendment No. 1"), which contained the financial statements required by Item 7 of Form 8-K. The text of Item 7(a) is hereby amended and supplemented by adding thereto the following Report of independent Accountants, which is added to include a conformed signature, which was inadvertently omitted from the Report of Independent Accountants that was filed with Amendment No. 1.


                          INDEPENDENT AUDITORS' REPORT


To the Members of
Webwizard II, LLC


We have audited the balance sheets of WEBWIZARD II, LLC (a Limited Liability Company) as of December 31, 1999 and 1998 and the related statements of operations, members' deficit, and cash flows for the year ended 1999 and for the period November 17, 1998 [date of inception] to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WEBWIZARD II, LLC as of December 31, 1999, and the results of its operations, its changes in members' deficit, and its cash flows for year ended December 31, 1999 and for the period November 17, 1998 [date of inception] to December 31, 1998, in conformity with generally accepted accounting principles.


Atlanta, Georgia
February 24, 2000

/s/Habif, Arogeti & Wynne, LLP
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          GRACE DEVELOPMENT, INC.



                                          By: /s/ James Blanchard
                                             ----------------------------------
                                                 James Blanchard
                                                     President


Dated as of May 8, 2000